Exhibit 10.2

Execution Version

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of June 20, 2023 (this “Amendment”), to the Loan Agreement dated as of January 25, 2023 (as further amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”) among WESTERN DIGITAL CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

WHEREAS, pursuant to Section 10.11 of the Loan Agreement, the Borrower has requested certain amendments to the Loan Agreement and the other Loan Documents, and the Lenders party hereto constitute the Lenders required pursuant to Section 10.11 of the Loan Agreement with respect to the amendments provided for in Section 2 below;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Defined Terms.

Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Amended Loan Agreement.

Section 2.    Amendments.

Effective as of the Amendment No. 1 Effective Date (as defined below),

(a)    the definition of “Term Loan Commitment Termination Date” in Section 1.1 of the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

“Term Loan Commitment Termination Date” means the earliest to occur of (i) the Term Loan Funding Date, (ii) the date on which all unfunded Term Loan Commitments have been reduced to $0 or terminated by the Borrower pursuant to Section 2.10(b) and (iii) ~~June 30, 2023~~August  14, 2023.

(b)    the definition of “Term Loan Funding Date” in Section 1.1 of the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

“Term Loan Funding Date” means the date on which the Term Loans are funded hereunder, which shall in no event be prior to the Closing Date nor after ~~June 30, 2023~~August  14, 2023.

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(c)    the definition of “Term Loan Maturity Date” in Section 1.1 of the Loan Agreement is hereby amended to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:

“Term Loan Maturity Date” means the earlier of (i) the date which is 364 days following the earlier of (x) June  30, 2023 and (y) the Term Loan Funding Date and (ii) to the extent any 2024 Convertible Notes are outstanding on the date that is 91 days prior to the date of the maturity of such 2024 Convertible Notes, the date that is 91 days prior to the date of the maturity of the 2024 Convertible Notes unless the on such date Borrower has Liquidity in the amount of at least (x) $1,000 million plus (y) the principal amount the 2024 Convertible Notes outstanding on such date.

Section 3.    Representations and Warranties.

The Borrower represents and warrants as of the Amendment No. 1 Effective Date that:

(a)    Immediately before and after giving effect to this Amendment, each of the representations and warranties set forth in the Loan Agreement and in the other Loan Documents shall be and remain true and correct in all material respects (or, if qualified as to “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) as of said time, except to the extent the same expressly relate to an earlier date.

(b)    At the time of and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 4.    Conditions to Effectiveness.

This Amendment shall become effective on the date on which the Administrative Agent has received counterparts of this Amendment executed by the Borrower and each Lender, which shall be originals or facsimiles or electronic copies (and, to the extent requested by the Administrative Agent, followed promptly by originals) unless otherwise specified (the “Amendment No. 1 Effective Date”).

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date and such notice shall be conclusive and binding.

Section 5.    Acknowledgments.

The Borrower hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby.

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Section 6.    Entire Agreement.

This Amendment, the Loan Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment and the Loan Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Loan Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Loan Agreement or any of the Loan Documents. It is understood and agreed that each reference in each Loan Document to the “Loan Agreement,” whether direct or indirect, shall hereafter be deemed to be a reference to the Loan Agreement as amended by this Amendment and that this Amendment is a “Loan Document.”

Section 7.    Amendment, Modification and Waiver.

This Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

Section 8.    Expenses.

The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 9.    Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

Section 10.    Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE RIGHTS AND

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OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 10.22 OF THE LOAN AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

Section 11.    Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 12.    Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other provision of the Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Additionally, the Lenders party hereto (such Lenders constituting the Required Lenders) hereby consent to the terms of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WESTERN DIGITAL CORPORATION

By:	/s/ Grace Lin
Name: Grace Lin
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Timothy D. Lee
Name: Timothy D. Lee
Title: Executive Director

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Timothy D. Lee
Name: Timothy D. Lee
Title: Executive Director

[Signature Page to Amendment No. 1]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Harsh Grewal
Name: Harsh Grewal
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

Bank Of America, N.A., as a Lender

By:	/s/ Puneet Lakhotia
Name: Puneet Lakhotia
Title: Director

[Signature Page to Amendment No. 1]

Truist Bank, as a Lender

By:	/s/ Alfonso Brigham
Name: Alfonso Brigham
Title: Director

[Signature Page to Amendment No. 1]

The Toronto-Dominion Bank, New York Branch, as a Lender

By:	/s/ David Perlman
Name: David Perlman
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

CITIBANK, N.A., as a Lender

By:	/s/ Robert G. Shaw
Name: Robert G. Shaw
Title: Corporate Vice President

[Signature Page to Amendment No. 1]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian Seipke
Name: BRIAN SEIPKE
Title: SENIOR VICE PRESIDENT

[Signature Page to Amendment No. 1]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Aleem Shamji
Name: Aleem Shamji
Title: Managing Director

[Signature Page to Amendment No. 1]

DBS BANK LTD., as a Lender

By:	/s/ Kate Khoo
Name: Kate Khoo
Title: Vice President

[Signature Page to Amendment No. 1]

BNP PARIBAS, as a Lender

By:	/s/ Theodore Olson
Name: Theodore Olson
Title: Managing Director

By:	/s/ My-Linh Yoshiike
Name: My-Linh Yoshiike
Title: Vice President

[Signature Page to Amendment No. 1]

BMO Harris Bank N.A., as successor in interest to Bank of the West, as a Lender

By:	/s/ Cecile Segovia
Name: Cecile Segovia
Title: Director

[Signature Page to Amendment No. 1]

KeyBank National Association, as a Lender

By:	/s/ Brian P. Fox
Name: Brian P. Fox
Title: Senior Vice President

[Signature Page to Amendment No. 1]

Industrial and Commercial Bank of China Limited. New York Branch, as a Lender

By:	/s/ Tony Huang
Name: Tony Huang
Title: Director

By:	/s/ Yuanyuan Peng
Name: Yuanyuan Peng
Title: Executive Director

[Signature Page to Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K Chu
Name: Ming K Chu
Title: Director

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

[Signature Page to Amendment No. 1]